                                                                   EXHIBIT 99.1

PINNACLE AIRLINES REPORTS FOURTH QUARTER 2005 FINANCIAL RESULTS

MEMPHIS, TN -- February 23, 2006 -- Pinnacle Airlines Corp. (Nasdaq: PNCL) today reported fourth quarter 2005 earnings per fully diluted share ("EPS") of $0.45. Fourth quarter net income was reduced by an after tax charge of approximately $3.2 million, or $0.15 per fully diluted share, associated with the bankruptcy filings of Northwest Airlines, Inc. ("Northwest") and Mesaba Aviation, Inc. ("Mesaba"). Excluding this charge, Pinnacle's fourth quarter pro forma EPS was $0.60, an increase of 28% over EPS of $0.47 in the fourth quarter of 2004. Net income in the fourth quarter of 2005 was $10.0 million ($13.2 million excluding the above referenced charge).

For the full year 2005, Pinnacle reported net income of $25.7 million, or EPS of $1.17, which includes after tax charges of approximately $37.8 million, or $1.73 per share, for items associated with the bankruptcy filings of Northwest and Mesaba and an after tax gain of $11.3 million, or $0.52 per share, from Pinnacle's purchase of its note payable to Northwest in February 2005. Excluding the impact of these items, Pinnacle's pro forma net income for 2005 increased 28% to $52.2 million ($2.38 per fully diluted share), as compared to 2004 net income of $40.7 million ($1.86 per fully diluted share).

The fourth quarter and full year after-tax charges of $3.2 million and $37.8 million, respectively, relate to provisions for uncollectible amounts owed by Northwest to Pinnacle at the time of Northwest's bankruptcy filing, and a loss provision related to Saab turboprop aircraft that have been returned to Pinnacle by Mesaba as a result of Mesaba's bankruptcy filing. Mesaba had previously subleased the aircraft from Pinnacle.

During the quarter, Northwest rejected the primary leases on 15 of Pinnacle's CRJ aircraft and returned the aircraft to their lessors. As a result, Pinnacle's operating fleet has been reduced to 124 aircraft.

In the fourth quarter of 2005, Pinnacle recorded operating revenue of $213.0 million, an increase of $31.7 million, or 17%, over the same period in 2004. For the quarter, Pinnacle completed 107,098 block hours and 62,074 cycles, increases of 12% and 10%, respectively, over the same period in 2004.

Excluding the Northwest and Mesaba bankruptcy charge, Pinnacle's pro forma operating margin for the fourth quarter of 2005 was 10.4%, as compared to an operating margin of 9.7% for the fourth quarter of 2004. Pinnacle's operating margin in the fourth quarter of 2004 was negatively impacted by operating performance penalties contained in Pinnacle's Airline Services Agreement ("ASA") which were incurred during the second half of 2004. For the second half of 2005, Pinnacle exceeded all performance levels required under its ASA with Northwest. In addition, Pinnacle was able to reduce its costs during the fourth quarter of 2005 commensurate with the reduction in revenue associated with Northwest's removal of 15 aircraft, thereby maintaining a pro forma operating margin in excess of the 10% target operating margin contained in the ASA.

"2005 was an extraordinary year for Pinnacle Airlines. Despite the many challenges we faced, including the sudden fleet reduction of 15 aircraft, our People exceeded all performance goals and managed extremely effective cost control," said Philip H. Trenary, Pinnacle's President and Chief Executive Officer."

For the year, Pinnacle recorded operating revenue of $841.6 million, an increase of 32% over 2004. Pinnacle completed 432,900 block hours and 249,262 cycles, increases of 34% and 24%, respectively, over 2004.


Pinnacle ended the quarter with cash and short-term investments totaling $75.7 million. Due to the timing of payments from Northwest under the ASA, Pinnacle's balance of cash and short-term investments is typically at its highest level at the end of a month. Pinnacle's balance of cash and short-term investments can decline by as much as $35 million intra-month as it meets regular operating cash flow needs prior to receiving revenue payments from Northwest.

Non-GAAP Disclosures

This release and certain tables accompanying this release include certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP"), regarding operating income, operating margin, net income, EPS, operating cost per block hour and operating cost per available seat mile ("ASM") for the three months ended December 31, 2005 regarding the previously discussed charge associated with the bankruptcy filings of Northwest and Mesaba. Similar tables have also been prepared for the year ended December 31, 2005 that exclude the nonrecurring gain on repurchase of the note payable with Northwest and the charge associated with the bankruptcy filings of Northwest and Mesaba. Pinnacle believes that this information is useful to investors as it indicates more clearly Pinnacle's comparative year-to-year results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. Pinnacle has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures in the accompanying schedules.

Auditor's Opinion

Pinnacle's independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young") is now performing its annual audit of the Company's financial statements for the year ended December 31, 2005. Due to the uncertainties arising from the bankruptcy proceedings of Pinnacle's only customer, Northwest Airlines, Ernst & Young has advised that its audit opinion will contain an explanatory paragraph discussing going concern uncertainties (commonly referred to as a "going concern opinion"). Pinnacle is in ongoing communications with Northwest concerning the nature of the future relationship between the companies, and Pinnacle intends to work with Northwest to determine mutually satisfactory conditions under which Northwest will continue its business relationship with Pinnacle.

About Pinnacle

Pinnacle Airlines Corp. operates through its wholly owned subsidiary, Pinnacle Airlines, Inc., as a regional airline that provides airline capacity to Northwest Airlines, Inc. Pinnacle operates as a Northwest Airlink carrier at Northwest's domestic hub airports in Detroit, Minneapolis/St. Paul and Memphis and the focus city of Indianapolis. Pinnacle currently operates an all-jet fleet of 124 Canadair Regional Jets and offers scheduled passenger service with 709 daily departures to 110 cities in 36 states and three Canadian provinces. Pinnacle Airlines maintains its headquarters in Memphis, Tennessee, and employs approximately 3,450 People.

Forward-Looking Statements

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although Pinnacle believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or online from the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. Pinnacle does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

For further information, please contact Philip Reed at (901) 348-4257, or visit our Web site at www.nwairlink.com.

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                   THREE MONTHS ENDED DECEMBER 31,
                                                                                                  --------------------------------
                                                                                                     2005                 2004
                                                                                                  ----------            ----------
Operating revenues:
  Regional airline services                                                                        $ 210,584            $ 179,400
  Other                                                                                                2,447                1,910
                                                                                                   ---------            ---------
Total operating revenues                                                                             213,031              181,310
Operating expenses:
  Salaries, wages and benefits                                                                        34,613               29,619
  Aircraft fuel                                                                                       28,006               24,689
  Aircraft maintenance, materials and repairs                                                          8,319                6,618
  Aircraft rentals                                                                                    71,282               60,075
  Other rentals and landing fees                                                                      10,304               10,119
  Ground handling services                                                                            23,284               19,747
  Depreciation                                                                                           998                  851
  Other                                                                                               14,107               12,068
  Provision for losses associated with bankruptcy filings of
       Northwest and Mesaba                                                                            5,685                   --
                                                                                                   ---------            ---------
Total operating expenses                                                                             196,598              163,786
                                                                                                   ---------            ---------
Operating income                                                                                      16,433               17,524

Operating income as a percentage of operating revenues                                                   7.7%                 9.7%
Nonoperating expense:
   Interest expense, net                                                                              (1,086)              (1,048)
   Miscellaneous income, net                                                                              17                  119
                                                                                                   ---------            ---------
Total nonoperating expense                                                                            (1,069)                (929)
                                                                                                   ---------            ---------
Income before income taxes                                                                            15,364               16,595
Income tax expense                                                                                     5,402                6,271
                                                                                                   ---------            ---------
Net income                                                                                         $   9,962            $  10,324
                                                                                                   =========            =========
Basic and diluted earnings per share                                                               $    0.45            $    0.47
                                                                                                   =========            =========
Shares used in computing basic earnings per share                                                     21,934               21,892
                                                                                                   =========            =========
Shares used in computing diluted earnings per share                                                   21,934               21,954
                                                                                                   =========            =========

                             PINNACLE AIRLINES CORP.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                    -------------------------------
                                                                                        2005                 2004
                                                                                    -----------           ---------
                                                                                    (UNAUDITED)
Operating revenues:
  Regional airline services                                                          $ 833,125            $ 631,504
  Other                                                                                  8,480                3,944
                                                                                     ---------            ---------
Total operating revenues                                                               841,605              635,448

Operating expenses:
  Salaries, wages and benefits                                                         134,277              105,143
  Aircraft fuel                                                                        112,666               83,572
  Aircraft maintenance, materials and repairs                                           31,865               23,545
  Aircraft rentals                                                                     277,914              209,047
  Other rentals and landing fees                                                        42,972               37,101
  Ground handling services                                                              92,689               65,877
  Depreciation                                                                           4,017                3,153
  Other                                                                                 58,677               40,707
   Provision for losses associated with bankruptcy filings of
         Northwest and Mesaba
                                                                                        59,599                   --
                                                                                     ---------            ---------
Total operating expenses                                                               814,676              568,145
                                                                                     ---------            ---------
Operating income                                                                        26,929               67,303
Operating income as a percentage of operating revenues                                     3.2%                10.6%
Nonoperating income (expense):
  Interest income                                                                        1,239                  301
  Interest expense                                                                      (4,772)              (4,907)
  Miscellaneous income, net                                                                 15                  428
  Gain on extinguishment of debt                                                        18,000                   --
                                                                                     ---------            ---------
 Total nonoperating income (expense)                                                    14,482               (4,178)
                                                                                     ---------            ---------
Income before income taxes                                                              41,411               63,125
Income tax expense                                                                      15,713               22,400
                                                                                     ---------            ---------
Net income                                                                           $  25,698            $  40,725
                                                                                     =========            =========
Basic and diluted earnings per share                                                 $    1.17            $    1.86
                                                                                     =========            =========
Shares used in computing basic earnings per share                                       21,913               21,892
                                                                                     =========            =========
Shares used in computing diluted earnings per share                                     21,932               21,911
                                                                                     =========            =========

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                                    DECEMBER 31,
                                                                                            ------------------------------
                                                                                                2005                2004
                                                                                            -----------          ---------
                                                                                            (UNAUDITED)
ASSETS

Current assets:

Cash and cash equivalents                                                                    $  31,567           $  34,912
Short-term investments                                                                          44,160                  --

 Receivables, principally from Northwest, net of allowances of $51,523 in 2005
    and $34 in 2004                                                                             30,190              25,139

 Spare parts and supplies, net of allowances of $1,084 in 2005 and $494 in 2004                  6,368               5,341

 Prepaid expenses and other assets                                                               5,623               5,644

  Deferred income taxes, net of allowance                                                        9,146                 860
                                                                                             ---------           ---------
    Total current assets                                                                       127,054              71,896

Property and equipment:
  Aircraft and rotable spares                                                                   39,362              35,837
  Other property and equipment                                                                  19,209              16,161
  Office furniture and fixtures                                                                  2,002               1,863
                                                                                             ---------           ---------
                                                                                                60,573              53,861
  Less accumulated depreciation                                                                (18,038)            (14,445)
                                                                                             ---------           ---------
Net property and equipment                                                                      42,535              39,416

Other assets, primarily aircraft deposits with Northwest                                        22,155              21,111
Debt issuance costs, net of amortization of $194                                                 4,198                  --

Goodwill, net of amortization of $4,027                                                         18,422              18,422

Contractual rights acquired from Northwest, net of amortization of $680 in 2005
     and $0 in 2004                                                                             14,435              15,115
                                                                                             ---------           ---------
Total assets                                                                                 $ 228,799           $ 165,960
                                                                                             =========           =========

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                    DECEMBER 31,
                                                                                            ------------------------------
                                                                                                2005                2004
                                                                                            -----------          ---------
                                                                                            (UNAUDITED)
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Accounts payable                                                                           $  12,945           $  12,634
  Accrued expenses                                                                              25,158              19,432
  Line of credit                                                                                17,000                  --
  Income taxes payable                                                                          17,756               1,633
  Other current liabilities                                                                      7,161               6,756
                                                                                             ---------           ---------
         Total current liabilities                                                              80,020              40,455
Deferred income taxes                                                                            7,426               7,105
Senior convertible notes                                                                       121,000                  --
Note payable and line of credit from Northwest                                                      --             125,000
Other liabilities                                                                                1,735                 948

Commitments and contingencies
Stockholders' equity (deficiency):

  Preferred stock, par value $0.01 per share; 1,000,000 shares authorized,
    no shares issued                                                                                --                  --

  Series A preferred stock, stated value $100 per share; one share
    authorized and issued                                                                           --                  --

  Series common stock, par value $0.01 per share; 5,000,000 shares
    authorized; no shares issued                                                                    --                  --
Common stock, $0.01 par value; 40,000,000 shares authorized, 21,945,260
   and 21,950,260 shares issued in 2005 and 2004, respectively                                     219                 220
Additional paid-in capital                                                                      85,550              85,603
Accumulated deficit                                                                            (67,151)            (92,849)
Unearned compensation on restricted stock                                                           --                (522)
                                                                                             ---------           ---------
           Total stockholders' equity (deficiency)                                              18,618              (7,548)
                                                                                             ---------           ---------
           Total liabilities and stockholders' equity (deficiency)                           $ 228,799           $ 165,960
                                                                                             =========           =========

                             PINNACLE AIRLINES CORP.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                               YEARS ENDED DECEMBER 31,
                                                                                            ------------------------------
                                                                                                2005                2004
                                                                                            -----------          ---------
                                                                                            (UNAUDITED)
Cash provided by operating activities                                                        $  27,284           $  37,997
Cash used in investing activities                                                              (57,237)            (17,590)
Cash provided by (used in) financing activities                                                 26,608             (17,018)
                                                                                             ---------           ---------
Net (decrease) increase in cash and cash equivalents                                            (3,345)              3,389
Cash and cash equivalents at beginning of period                                                34,912              31,523
                                                                                             ---------           ---------
Cash and cash equivalents at end of period                                                   $  31,567           $  34,912
                                                                                             =========           =========

                             PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)

                                                                             THREE MONTHS ENDED DECEMBER 31,
                                                                     ------------------------------------------------
                                                                                                               % INCREASE
                                                                         2005                2004              (DECREASE)
                                                                     ----------           ----------           ----------
                                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING INCOME:
Operating income in accordance with GAAP                             $   16,433           $   17,524                   (6)%
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings                                      5,685                   --                  100%
                                                                     ----------           ----------           ----------
Pro forma operating income                                           $   22,118           $   17,524                   26%
                                                                     ----------           ----------           ----------
OPERATING MARGIN:
Operating margin in accordance with GAAP                                    7.7%                 9.7%          (2.0) pts.
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings                                        2.7%                  --             2.7 pts.
                                                                     ----------           ----------           ----------
Pro forma operating margin                                                 10.4%                 9.7%            0.7 pts.
                                                                     ----------           ----------           ----------
NET INCOME:
Net income in accordance with GAAP                                   $    9,962           $   10,324                   (4)%
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings, net of tax                          3,244                   --                  100%
                                                                     ----------           ----------           ----------
Pro forma net income                                                 $   13,206           $   10,324                   28%
                                                                     ----------           ----------           ----------
BASIC AND DILUTED EPS:
Basic and diluted EPS in accordance with GAAP                        $     0.45           $     0.47                   (4)%
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings, net of tax                           0.15                   --                  100%
                                                                     ----------           ----------           ----------
Pro forma basic and diluted EPS                                      $     0.60           $     0.47                   28%
                                                                     ----------           ----------           ----------


                                                                                          THREE MONTHS ENDED DECEMBER 31, 2005
                                                                                          -------------------------------------
                                                                                          Operating Cost       Operating Cost
                                                                                          per Block Hour     per ASM (in cents)
                                                                                          --------------     ------------------
SELECTED DATA:
Selected data derived from operating expenses in
  accordance with GAAP                                                                       $   1,836               13.98
  Deduct: Provision for losses associated with
          Northwest and Mesaba bankruptcy filings                                                  (53)              (0.40)
                                                                                             ---------           ---------
Pro forma selected data                                                                      $   1,783               13.58
                                                                                             =========           =========

                             PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)

                                                                                  YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------------------
                                                                                                                % INCREASE
                                                                        2005                  2004              (DECREASE)
                                                                     ----------            ----------           ----------
                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING INCOME:
Operating income in accordance with GAAP                             $   26,929            $   67,303                  (60)%
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings                                     59,599                    --                  100%
                                                                     ----------            ----------           ----------
Pro forma operating income                                           $   86,528            $   67,303                   29%
                                                                     ----------            ----------           ----------
OPERATING MARGIN:
Operating margin in accordance with GAAP                                    3.2%                 10.6%          (7.4) pts.
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings                                        7.1%                   --             7.1 pts.
                                                                     ----------            ----------           ----------
Pro forma operating margin                                                 10.3%                 10.6%          (0.3) pts.
                                                                     ----------            ----------           ----------
NET INCOME:
Net income in accordance with GAAP                                   $   25,698            $   40,725                  (37)%
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings, net of
       related tax                                                       37,763                    --                  100%
  Deduct: Gain on repurchase of debt, net of related tax                (11,302)                   --                 (100)%
                                                                     ----------            ----------           ----------
Pro forma net income                                                 $   52,159            $   40,725                   28%
                                                                     ----------            ----------           ----------

BASIC AND DILUTED EPS:
Basic and diluted EPS in accordance with GAAP                        $     1.17            $     1.86                  (37)%
  Add: Provision for losses associated with Northwest
       and Mesaba bankruptcy filings, net of related tax                   1.73                    --                  100%
  Deduct: Gain on repurchase of debt, net of
          related tax                                                     (0.52)                   --                 (100)%
                                                                     ----------            ----------           ----------
Pro forma basic and diluted EPS                                      $     2.38            $     1.86                   28%
                                                                     ----------            ----------           ----------


                                                                                            YEAR ENDED DECEMBER 31, 2005
                                                                                          -------------------------------------
                                                                                          Operating Cost      Operating Cost
                                                                                          per Block Hour     per ASM (in cents)
                                                                                          --------------     ------------------
SELECTED DATA:
Selected data derived from operating expenses in
  accordance with GAAP                                                                       $   1,882               14.21
  Deduct: Provision for losses associated with
          Northwest and Mesaba bankruptcy filings                                                 (138)              (1.04)
                                                                                             ---------           ---------
Pro forma selected data                                                                      $   1,744               13.17
                                                                                             =========           =========

                             PINNACLE AIRLINES CORP.
                        OPERATING STATISTICS (UNAUDITED)

                                                                                 THREE MONTHS ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                         2005                2004                   CHANGE
                                                                     ----------           ----------              -----------
OTHER DATA:
Revenue passengers (in thousands)                                         2,134                1,715                   24%
Revenue passenger miles (in thousands) (1)                            1,064,392              827,901                   29%
Available seat miles (in thousands)                                   1,406,272            1,252,166                   12%
Passenger load factor (2)                                                  75.7%                66.1%                 9.6 pts.
Operating revenue per available seat mile (in cents)                      15.15                14.48                    5%
Operating costs per available seat mile (in cents)                        13.98                13.08                    7%
Operating costs per available seat mile excluding the
      provision for losses associated with the
      bankruptcies of Northwest and Mesaba (in cents)                     13.58                13.08                    4%
Operating revenue per block hour                                     $    1,989           $    1,892                    5%
Operating costs per block hour                                       $    1,836           $    1,709                    7%
Operating costs per block hour excluding the provision
      for losses associated with the bankruptcies of
      Northwest and Mesaba                                           $    1,783           $    1,709                    4%
Block hours                                                             107,098               95,834                   12%
Cycles                                                                   62,074               56,338                   10%
Average daily utilization (block hours)                                    8.69                 9.21                   (6)%
Average stage length (miles)                                                493                  482                    2%
Number of operating aircraft (end of period)                                124                  117                    6%
Employees                                                                 3,436                3,056                   12%


                                                                                    YEARS ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                        2005                 2004                   CHANGE
                                                                     ----------           ----------              -----------
OTHER DATA:
Revenue passengers (in thousands)                                         8,105                6,340                   28%
Revenue passenger miles (in thousands) (1)                            4,129,039            2,894,776                   43%
Available seat miles (in thousands)                                   5,732,773            4,219,078                   36%
Passenger load factor (2)                                                  72.0%                68.6%                 3.4 pts.
Operating revenue per available seat mile (in cents)                      14.68                15.06                   (3)%
Operating revenue per block hour                                     $    1,944           $    1,962                   (1)%
Operating costs per available seat mile (in cents)                        14.21                13.47                    5%
Operating costs per available seat mile excluding the
      provision for losses associated with the
      bankruptcies of Northwest and Mesaba (in cents)                     13.17                13.47                   (2)%
Operating costs per block hour                                       $    1,882           $    1,754                    7%
Operating costs per block hour excluding the provision
    for losses associated with the bankruptcies of
    Northwest and Mesaba                                             $    1,744           $    1,754                   (1)%
Block hours                                                             432,900              323,810                   34%
Cycles                                                                  249,262              201,816                   24%
Average daily utilization (block hours)                                    9.07                 8.98                    1%
Average stage length (miles)                                                500                  450                   11%
Number of operating aircraft (end of period)                                124                  117                    6%
Employees                                                                 3,436                3,056                   12%


-----------------

(1) Revenue passenger miles represent the number of miles flown by revenue passengers.

(2) Passenger load factor equals revenue passenger miles divided by available seat miles.